ALL STAR® FUNDS

USA
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Liberty All-Star® Equity Fund

1st Quarter Report | March 31, 2025

Liberty All-Star® Equity Fund

Period Ended March 31, 2025 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$6.64
Market Price	$6.55
Discount	-1.4%

1st Quarter 2025
Distribution*	$0.17
Market Price Trading Range	$6.37 to $7.34
Premium/(Discount) Range	1.2% to -2.5%

Performance
Shares Valued at NAV with Dividends Reinvested	-2.13%
Shares Valued at Market Price with Dividends Reinvested	-3.46%
Dow Jones Industrial Average	-0.87%
Lipper Large-Cap Core Mutual Fund Average	-4.17%
NASDAQ Composite Index	-10.26%
S&P 500® Index	-4.27%
S&P 500® Equal Weight Index	-0.61%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distribution consists of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2025.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The return shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Indices are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal. Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The views expressed in the President’s letter reflect the views of the President as of April 2025 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2025

The first quarter of 2025 was a tale of two markets.

Initially, stocks were propelled higher by the same factors behind the steady march of new record highs in 2024: low unemployment and real wage growth, a confident and free spending consumer, good corporate earnings, and a seemingly unstoppable tech sector buoyed by the promise of artificial intelligence. Moreover, investors anticipated that the new administration in Washington would usher in a more business friendly environment. From the market’s opening on January 2 until February 19 the S&P 500® Index gained 4.64 percent, yet another record high.

February 20 marked a turning point for the equity markets as the threat of tariffs introduced uncertainty into the markets. Concerns about the durability of the factors underpinning the 2024 market (consumer spending, inflation and earnings growth) surfaced. The damage to consumer and business confidence sparked further concern for the economy’s future. From the high in mid-February to the quarter’s close the S&P 500 fell 8.51 percent.

The net result: For the quarter, the S&P 500 returned -4.27 percent. The NASDAQ Composite Index posted a double-digit decline of 10.26 percent. The Dow Jones Industrial Average (DJIA) fared the best of the three, nearly breaking even with a return of -0.87 percent. On April 2 President Trump launched a new tariff policy and its size and scope caught investors off guard, triggering a multi-day selloff in global equity markets. The NASDAQ Composite fell into bear market territory (a decline of 20 percent from an index’s previous high) and the S&P 500 teetered on the brink; the DJIA slipped into a correction (a decline of 10 percent from an index’s previous high). Markets remained volatile through the opening weeks of the second quarter as the tariffs’ long-term impact on the global economy and geopolitical relationships remained unsettled.

While the first quarter’s returns were negative, the period showed promise for diversified equity investors. For one, market breadth widened out beyond the extreme concentration experienced in 2023 and 2024. One example: the S&P 500® Equal Weight Index outperformed the S&P 500 (capitalization-weighted) by 3.66 percentage points for the quarter (-0.61 percent versus -4.27 percent, respectively). Another sign of market broadening: Value style stocks outperformed growth stocks; citing the large-cap Russell 1000® indexes, the growth index declined -9.97 percent while the value index was positive with a return of 2.14 percent. The difference of 12.11 percentage points was the largest outperformance of value over growth since the first quarter of 2001. Among the 11 S&P sectors, consumer discretionary, information technology and communication services—which were the top performing sectors the last two calendar years—were the poorest performers for the quarter. Meanwhile, the energy, health care and consumer staples sectors that lagged the last two years were the best performing sectors in Q1.

Liberty All-Star® Equity Fund

In this volatile quarter, Liberty All-Star® Equity Fund outperformed its primary benchmark and all relevant indices on a relative basis, save the DJIA and the S&P 500 Equal Weight Index. The Fund returned -2.13 percent when shares are valued at net asset value (NAV) with dividends reinvested and -3.46 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both measures of Fund return bested the -4.17 percent return of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. As noted in the market commentary, the returns of the S&P 500 and NASDAQ Composite (-4.27 percent and -10.26 percent, respectively) trailed Fund returns.

First Quarter Report (Unaudited) | March 31, 2025	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

As three of the Fund’s five managers employ the value style, Fund returns benefited from the rotation to value stocks during the quarter. The Fund was also helped by strong stock selection in the consumer discretionary sector, an underweight to information technology, and overweights to the better-performing health care and financials sectors.

During the first quarter the discount at which Fund shares traded relative to their underlying NAV widened slightly compared to the preceding quarter but remained in a tight range that extended from a 1.2 percent premium to a -2.5 percent discount.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 per share in the first quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $31.17 per share for a total of more than $3.9 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Uncertainty cast a shadow over the financial markets during the first quarter of the year. The second quarter has opened with the volatility that accompanies uncertainty. In the Fund’s history, we have lived through the Crash of October 1987, the bursting of the dot.com bubble, the 2007-2009 financial crisis, and the COVID pandemic. Volatility and uncertainty, while unsettling, are not new to this Fund’s management. Discipline, constant vigilance and adherence to fundamental principles have served the Fund well in the past and we remain committed to them as the surest course for our shareholders.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

2	www.all-starfunds.com

Table of Distributions,
Liberty All-Star® Equity Fund	Rights Offerings and Tax Credits

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
20093	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
20154	0.51
2016	0.48
20175	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023	0.61
2024	0.71
2025 1st Quarter	0.17
Total	$31.17

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
5	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

First Quarter Report (Unaudited) | March 31, 2025	3

Liberty All-Star® Equity Fund	Stock Changes in the Quarter and Distribution Policy

(Unaudited)

The following are the largest ($6 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2025.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/25
Purchases
Air Products & Chemicals, Inc.	29,336	29,336
Alphabet, Inc.	50,592	343,590
Broadcom Inc.	32,723	69,604
Corebridge Financial, Inc.	262,882	262,882
Sales
Cie Generale des Etablissements Michelin SCA	(414,100)	0
Honeywell International, Inc.	(39,000)	0
Micron Technology, Inc.	(94,654)	0
MSCI, Inc.	(20,423)	0
TJX Cos., Inc.	(48,411)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

March 31, 2025 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Microsoft Corp.	3.87%
NVIDIA Corp.	3.22
Alphabet, Inc.	2.76
Amazon.com, Inc.	2.58
UnitedHealth Group, Inc.	2.28
Visa, Inc.	2.01
Meta Platforms, Inc.	1.90
ServiceNow, Inc.	1.62
Capital One Financial Corp.	1.52
Sony Group Corp.	1.50
Fresenius Medical Care AG	1.47
S&P Global, Inc.	1.36
CVS Health Corp.	1.35
Charles Schwab Corp.	1.27
Berkshire Hathaway, Inc.	1.22
Baxter International, Inc.	1.19
O'Reilly Automotive, Inc.	1.09
Danaher Corp.	1.07
Booking Holdings, Inc.	1.04
Gartner, Inc.	0.92
35.24%

Economic Sectors*	Percent of Net Assets
Information Technology	21.69%
Financials	19.43
Health Care	16.48
Consumer Discretionary	11.45
Industrials	8.63
Communication Services	6.49
Consumer Staples	5.03
Materials	4.43
Energy	2.28
Utilities	1.46
Real Estate	0.32
Other Net Assets	2.31
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

First Quarter Report (Unaudited) | March 31, 2025	5

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE
VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2025 (Unaudited)

Investment Style Spectrum

	Value			Growth

							S&P 500®
	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	INDEX
Number of Holdings	32	28	43	27	28	136*	503
Percent of Holdings in Top 10	46%	49%	32%	52%	61%	23%	34%
Weighted Average Market Capitalization (billions)	$68	$217	$219	$822	$1,093	$472	$908
Average Five-Year Earnings Per Share Growth	5%	7%	12%	21%	30%	15%	19%
Dividend Yield	2.8%	1.4%	1.9%	0.7%	0.4%	1.5%	1.4%
Price/Earnings Ratio**	15x	19x	18x	33x	38x	21x	26x
Price/Book Value Ratio	1.5x	3.7x	2.6x	7.0x	7.0x	3.0x	4.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2025 (Unaudited)

COMMON STOCKS (97.69%)	SHARES	VALUE
COMMUNICATION SERVICES (6.49%)
Diversified Telecommunication Services (0.48%)
Verizon Communications, Inc.	204,500	$9,276,120

Entertainment (0.46%)
Netflix, Inc.(a)	9,567	8,921,514

Interactive Media & Services (4.66%)
Alphabet, Inc., Class A	92,537	14,309,922
Alphabet, Inc., Class C	251,053	39,222,010
Meta Platforms, Inc., Class A	63,908	36,834,015
		90,365,947
Media (0.89%)
Charter Communications, Inc., Class A(a)	36,174	13,331,204
Trade Desk, Inc., Class A(a)	73,555	4,024,930
		17,356,134
CONSUMER DISCRETIONARY (11.45%)
Automobile Components (1.20%)
Lear Corp.	134,405	11,857,209
Magna International, Inc., Class A	338,513	11,506,057
		23,363,266
Broadline Retail (2.58%)
Amazon.com, Inc.(a)	262,895	50,018,403

Entertainment (1.50%)
Sony Group Corp.(b)(c)	1,143,500	29,033,465

Hotels, Restaurants & Leisure (3.02%)
Aramark	511,736	17,665,127
Booking Holdings, Inc.	4,368	20,122,983
Starbucks Corp.	75,140	7,370,482
Yum! Brands, Inc.	85,230	13,411,793
		58,570,385
Household Durables (0.74%)
Lennar Corp., Class A	83,500	9,584,130
Newell Brands, Inc.	783,352	4,856,782
		14,440,912
Specialty Retail (2.22%)
CarMax, Inc.(a)	178,738	13,927,265
Lowe's Cos., Inc.	34,000	7,929,820

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2025	7

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2025 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Specialty Retail (continued)
O'Reilly Automotive, Inc.(a)	14,825	$21,237,998
		43,095,083
Textiles, Apparel & Luxury Goods (0.19%)
PVH Corp.	56,548	3,655,263

CONSUMER STAPLES (5.03%)
Beverages (0.72%)
Coca-Cola Co.	127,300	9,117,226
Constellation Brands, Inc., Class A	26,700	4,899,984
		14,017,210
Consumer Staples Distribution & Retail (1.69%)
Costco Wholesale Corp.	13,678	12,936,379
Dollar Tree, Inc.(a)	95,685	7,183,073
SYSCO Corp.	169,234	12,699,319
		32,818,771
Food Products (0.57%)
Tyson Foods, Inc., Class A	172,180	10,986,806

Household Products (0.44%)
Procter & Gamble Co.	49,400	8,418,748

Multiline Retail (0.88%)
Dollar General Corp.	194,509	17,103,177

Personal Care Products (0.73%)
Unilever PLC(b)	238,744	14,217,205

ENERGY (2.28%)
Energy Equipment & Services (0.82%)
NOV, Inc.	441,864	6,725,170
Schlumberger NV	217,488	9,090,999
		15,816,169
Oil, Gas & Consumable Fuels (1.46%)
Coterra Energy, Inc.	320,800	9,271,120
Shell PLC(b)	145,792	10,683,638
TotalEnergies SE(b)(c)	129,992	8,409,182
		28,363,940
FINANCIALS (19.43%)
Banks (4.21%)
Bank of America Corp.	282,564	11,791,396

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2025 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Banks (continued)
Citigroup, Inc.	239,468	$16,999,833
Commerce Bancshares, Inc.	74,025	4,606,576
Cullen/Frost Bankers, Inc.	50,900	6,372,680
Mitsubishi UFJ Financial Group, Inc.(b)(c)	641,000	8,736,830
PNC Financial Services Group, Inc.	43,800	7,698,726
U.S. Bancorp	200,300	8,456,666
Wells Fargo & Co.	237,396	17,042,659
		81,705,366
Capital Markets (4.42%)
Ameriprise Financial, Inc.	28,600	13,845,546
BlackRock, Inc.	6,007	5,685,505
Blackstone Group LP	54,700	7,645,966
Charles Schwab Corp.	315,951	24,732,644
S&P Global, Inc.	51,859	26,349,558
UBS Group AG	242,844	7,438,312
		85,697,531
Consumer Finance (1.99%)
American Express Co.	33,718	9,071,828
Capital One Financial Corp.	164,541	29,502,201
		38,574,029
Financial Services (5.93%)
Berkshire Hathaway, Inc., Class B(a)	44,609	23,757,861
Corebridge Financial, Inc.	262,882	8,299,185
Equitable Holdings, Inc.	167,106	8,704,551
Global Payments, Inc.	143,523	14,053,772
Mastercard, Inc., Class A	25,089	13,751,783
Visa, Inc., Class A	111,334	39,018,114
Voya Financial, Inc.	110,585	7,493,240
		115,078,506
Insurance (2.88%)
American International Group, Inc.	112,700	9,798,138
Aon PLC, Class A	39,156	15,626,768
MetLife, Inc.	172,133	13,820,559
Progressive Corp.	58,547	16,569,386
		55,814,851
HEALTH CARE (16.48%)
Biotechnology (0.53%)
Amgen, Inc.	32,900	10,249,995

Health Care Equipment & Supplies (4.92%)
Alcon AG	93,800	8,904,434

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2025	9

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2025 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Health Care Equipment & Supplies (continued)
Baxter International, Inc.	674,825	$23,099,260
Boston Scientific Corp.(a)	99,878	10,075,693
Dexcom, Inc.(a)	74,009	5,054,074
Intuitive Surgical, Inc.(a)	20,596	10,200,581
Koninklijke Philips NV	516,029	13,107,136
Medtronic PLC	197,786	17,773,050
Smith & Nephew PLC(b)	254,738	7,226,917
		95,441,145
Health Care Providers & Services (6.76%)
CVS Health Corp.	387,600	26,259,900
Fresenius Medical Care AG(b)	1,148,292	28,592,471
Humana, Inc.	66,637	17,632,150
Quest Diagnostics, Inc.	85,389	14,447,819
UnitedHealth Group, Inc.	84,400	44,204,500
		131,136,840
Life Sciences Tools & Services (1.72%)
Danaher Corp.	100,971	20,699,055
Thermo Fisher Scientific, Inc.	25,611	12,744,034
		33,443,089
Pharmaceuticals (2.55%)
Bristol-Myers Squibb Co.	246,566	15,038,060
Merck & Co., Inc.	78,500	7,046,160
Novo Nordisk A/S(b)	171,272	11,893,128
Pfizer, Inc.	367,153	9,303,657
Zoetis, Inc.	37,853	6,232,496
		49,513,501
INDUSTRIALS (8.63%)
Aerospace & Defense (0.79%)
General Dynamics Corp.	28,900	7,877,562
General Electric Co.	37,529	7,511,429
		15,388,991
Building Products (2.33%)
Allegion PLC	58,808	7,672,092
Carlisle Cos., Inc.	19,673	6,698,656
Carrier Global Corp.	250,660	15,891,844
Masco Corp.	214,129	14,890,531
		45,153,123
Commercial Services & Supplies (1.25%)
Waste Connections, Inc.	41,392	8,079,304

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2025 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Commercial Services & Supplies (continued)
Waste Management, Inc.	69,631	$16,120,273
		24,199,577
Ground Transportation (1.39%)
Canadian Pacific Kansas City, Ltd.	204,468	14,355,698
CSX Corp.	428,535	12,611,785
		26,967,483
Machinery (1.59%)
Oshkosh Corp.	53,600	5,042,688
Parker-Hannifin Corp.	28,200	17,141,370
Xylem, Inc.	72,500	8,660,850
		30,844,908
Passenger Airlines (0.39%)
Delta Air Lines, Inc.	174,364	7,602,271

Trading Companies & Distributors (0.89%)
Ferguson Enterprises, Inc.	108,087	17,318,780

INFORMATION TECHNOLOGY (21.69%)
Electronic Equipment & Instruments (0.37%)
TE Connectivity Ltd.	51,086	7,219,473

Electronic Equipment, Instruments & Components (0.86%)
CDW Corp.	49,050	7,860,753
Teledyne Technologies, Inc.(a)	17,600	8,759,696
		16,620,449
IT Services (2.70%)
Amdocs, Ltd.	132,812	12,152,298
Cognizant Technology Solutions Corp., Class A	180,764	13,828,446
Gartner, Inc.(a)	42,473	17,827,617
Shopify, Inc., Class A(a)	89,957	8,589,094
		52,397,455
Semiconductors & Semiconductor Equipment (5.91%)
ASML Holding N.V.	11,388	7,546,030
Broadcom Inc.	69,604	11,653,798
Microchip Technology, Inc.	305,234	14,776,378
NVIDIA Corp.	576,586	62,490,391
QUALCOMM, Inc.	63,800	9,800,318
Skyworks Solutions, Inc.	128,184	8,284,532
		114,551,447

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2025	11

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2025 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Software (11.29%)
Adobe, Inc.(a)	35,852	$13,750,318
ANSYS, Inc.(a)	31,000	9,813,360
Autodesk, Inc.(a)	27,651	7,239,032
Cadence Design Systems, Inc.(a)	29,104	7,402,020
Crowdstrike Holdings, Inc., Class A(a)	29,157	10,280,175
Intuit, Inc.	27,132	16,658,777
Microsoft Corp.	200,192	75,150,075
Palo Alto Networks, Inc.(a)	51,649	8,813,385
Salesforce, Inc.	34,858	9,354,493
ServiceNow, Inc.(a)	39,460	31,415,685
Synopsys, Inc.(a)	30,466	13,065,344
Tyler Technologies, Inc.(a)	12,375	7,194,701
Workday, Inc., Class A(a)	38,425	8,973,390
		219,110,755
Technology Hardware, Storage & Equipment (0.56%)
Apple, Inc.	48,764	10,831,947

MATERIALS (4.43%)
Chemicals (3.11%)
Air Products & Chemicals, Inc.	29,336	8,651,773
Corteva, Inc.	205,700	12,944,701
Dow, Inc.	355,607	12,417,797
Ecolab, Inc.	68,485	17,362,317
RPM International, Inc.	77,800	8,999,904
		60,376,492
Construction Materials (0.51%)
Martin Marietta Materials, Inc.	20,749	9,920,719

Containers & Packaging (0.81%)
Avery Dennison Corp.	88,246	15,705,141

REAL ESTATE (0.32%)
Residential REITs (0.32%)
Equity LifeStyle Properties, Inc.	92,200	6,149,740

UTILITIES (1.46%)
Electric Utilities (0.43%)
Xcel Energy, Inc.	118,000	8,353,220

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2025 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Gas Utilities (0.57%)
Atmos Energy Corp.	72,100	$11,145,218

Water Utilities (0.46%)
American Water Works Co., Inc.	59,900	8,836,448

TOTAL COMMON STOCKS
(COST OF $1,543,774,228)		1,895,187,008

SHORT TERM INVESTMENTS (4.53%)
MONEY MARKET FUND (2.31%)
State Street Institutional US Government Money Market Fund, Premier Class, 4.29%(d)
(COST OF $44,832,517)	44,832,517	44,832,517

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (2.22%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.36%
TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED
(COST OF $42,975,700)	42,975,700	42,975,700

TOTAL SHORT TERM INVESTMENTS
(COST OF $87,808,217)		87,808,217

TOTAL INVESTMENTS (102.22%)
(COST OF $1,631,582,445)		1,982,995,225

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.22%)		(42,995,311)

NET ASSETS (100.00%)		$1,939,999,914

NET ASSET VALUE PER SHARE
(292,003,465 SHARES OUTSTANDING)		$6.64

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $46,168,573.
(d)	Rate reflects seven-day effective yield on March 31, 2025.

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2025	13

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2025 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its schedule of investments. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. ALPS Advisors, Inc. (the "Advisor") is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). The Board has designated the Advisor as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2025, the Fund held no securities that were fair valued.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2025 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2025:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$46,168,573	$42,975,700	$4,242,103	$47,217,803

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

First Quarter Report (Unaudited) | March 31, 2025	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2025 (Unaudited)

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2025 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2025:

Investments in Securities at	Valuation Inputs
Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,895,187,008	$–	$–	$1,895,187,008
Short Term Investments	87,808,217	–	–	87,808,217
Total	$1,982,995,225	$–	$–	$1,982,995,225

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

First Quarter Report (Unaudited) | March 31, 2025	17

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

ALL STAR® FUNDS

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

USA LISTED NYSE

Annual Certifications — As required, on September 12, 2024, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star®Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

USA LISTED NYSE

Liberty All-Star® Equity Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.